                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]   Preliminary Proxy Statement              [    ]   Confidential, For Use of
                                                           the Commission only (as
                                                           Permitted by Rule 14a-6(e)(2))
[ X  ]   Definitive Proxy Statement

[    ]   Definitive Additional Materials

[    ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                U.S. VISION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ X ]    No fee required.

     [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

     (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how is was determined):

--------------------------------------------------------------------------------

     (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)      Total fee paid:

--------------------------------------------------------------------------------

     [   ]    Fee paid previously with preliminary materials.

     [   ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)      Filing Party:

--------------------------------------------------------------------------------

     (4)      Date Filed:

--------------------------------------------------------------------------------

                            [U.S. VISION LETTERHEAD]



                                                                    May 19, 2000




Dear Stockholders:

You are cordially invited to attend the 2000 annual meeting of stockholders of U.S. Vision, Inc., which will be held on June 22, 2000, at 12:00 p.m., Eastern Daylight Time, at the Hampton Inn, 121 Laurel Oak Rd., Voorhees, New Jersey. The official notice of the meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.

Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy card and returning it promptly. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. You may revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the secretary of the company.


Sincerely,



/s/ William A. Schwartz, Jr.


William A. Schwartz, Jr.
Chairman of the Board, President and Chief Executive Officer



                             YOUR VOTE IS IMPORTANT
                  Please Sign, Date, and Return Your Proxy Card

                            [U.S. VISION LETTERHEAD]


                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 22, 2000

                            -------------------------

To Our Stockholders:

The 2000 annual meeting of stockholders of U.S. Vision, Inc., will be held at the Hampton Inn, 121 Laurel Oak Rd., Voorhees, New Jersey, on June 22, 2000, at 12:00 p.m., Eastern Daylight Time, for the following purposes as more fully described in the following pages of the proxy statement, which are made a part of this notice:

         1. To consider and vote on a proposal to elect William A. Schwartz, Jr., Dennis J. Shaughnessy, J. Roger Sullivan, Jr., Richard K. McDonald, G. Kenneth Macrae and Peter M. Troup as directors of the company to serve until the annual meeting of stockholders in 2001 or until their successors are duly elected and qualified;

         2. To consider and vote on a proposal to approve the 2000 Director Compensation Plan;

         3. To consider and vote on a proposal to increase the number of authorized shares under the Employee Stock Option Plan by 700,000 shares;

         4. To ratify the selection of Ernst & Young LLP as the independent auditor of the company for the fiscal year ending January 31, 2001; and

         5. To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

The board of directors has fixed the close of business on April 28, 2000, as the record date for determining stockholders entitled to notice of and to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed proxy card and return it promptly in the envelope provided for that purpose. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. You may revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the secretary of the company.

By Order of the Board of Directors,


/s/ George E. McHenry, Jr.

George E. McHenry, Jr.
Senior Vice President-Finance, Chief Administrative Officer and Secretary

Glendora New Jersey
May 19, 2000

It is important that your stock be represented at the meeting regardless of the number of shares you hold. Please complete, sign, date and mail the enclosed proxy card in the accompanying envelope even if you intend to be present at the meeting. Returning the proxy card will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. If you have shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each copy of the proxy card you receive so that all your shares may be voted. The proxy is revocable at any time prior to its use.

                                U.S. VISION, INC.
                                 1 HARMON DRIVE
                           GLENDORA, NEW JERSEY 08029



                                 PROXY STATEMENT
                                       FOR
                                 ANNUAL MEETING
                                  tO BE HELD ON
                                  JUNE 22, 2000



                        VOTING AT THE MEETING AND PROXIES

        Commencing on May 19, 2000, U.S. Vision, Inc., a Delaware corporation ("we," "us," "our," or "our company"), will mail this proxy statement to stockholders entitled to vote at our company's annual meeting of stockholders on June 22, 2000. Stockholders of record at the close of business on April 28, 2000 will be entitled to vote at the meeting and will receive a copy of this proxy statement furnishing information relating to the business to be transacted at the annual meeting, including any adjournment or postponement of the annual meeting. At the close of business on April 28, 2000, the record date for determining stockholders entitled to receive notice of and to vote at the annual meeting, our outstanding voting securities consisted of 7,793,807 shares of common stock, $0.01 par value per share. Holders of common stock are entitled to one vote per share in any matter that may be acted upon at the annual meeting. Our certificate of incorporation does not permit cumulative voting.

        A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OUR COMPANY TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

        Regarding the election of directors, you have three choices: by checking the appropriate box on your proxy card you may (a) vote for the director nominees as a group; (b) withhold authority to vote for the director nominees as a group; or (c) vote for the director nominees as a group, except the nominee(s) you identify in the appropriate area. See "Proposal 1. Election of Directors."

        For purposes of determining whether a proposal has received a majority of the votes cast, abstentions will be included in the vote totals, with the result that an abstention will have the same effect as a negative vote for all proposals. If a broker indicates that it is prohibited from exercising discretionary authority with respect to shares held of record by such broker, including shares held for beneficial holders that have not returned proxies (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote with respect to that matter. Abstentions and broker non-votes will, however, be treated as present for quorum purposes and may be entitled to vote on other matters.

        You may revoke your proxy at any time before it is actually voted at the annual meeting by (a) delivering written notice of revocation to the Secretary of our company, (b) submitting a subsequently dated proxy, or (c) attending the annual meeting and withdrawing the proxy. You may also be represented by another person present at the annual meeting through executing a form of proxy designating such person to act on your behalf. Each unrevoked proxy card properly executed and received prior to the close of the voting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted for the election of all directors as nominated and for all proposals recommended by the board.

        The holders of a majority of the voting power of our issued and outstanding stock entitled to vote at the annual meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present or represented by proxy at the annual meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the annual meeting as originally called. If the adjournment is for more than thirty days or if after the adjournment a new record date is set, a notice of adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Our annual report to stockholders for the year ended January 31, 2000, is being mailed to all stockholders entitled to vote at the annual meeting. The annual report does not constitute a part of the proxy soliciting material.

        The expense of preparing, printing and mailing this proxy statement will be paid by the company. In addition to the use of the mail, proxies may be solicited personally, or by telephone or facsimile by directors, officers, or employees of our company without additional compensation. We will, on request, reimburse stockholders of record who are brokers, dealers, banks, voting trustees, or their nominees for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

                          OWNERSHIP OF COMMON STOCK BY
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the company's common stock as of May 1, 2000, by (a) each director and director nominee who beneficially owns common stock and certain of our executive officers, (b) all of our directors and executive officers as a group and (c) each person known by us to be the beneficial owner of more than 5% of our common stock as of May 1, 2000.

        The number of shares of our common stock beneficially owned by each individual set forth below is determined under the rules of the securities and exchange commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which an individual has sole or shared voting power or investment power and any shares that an individual presently, or within 60 days, has the right to acquire through the exercise of any stock option or other right. However, such shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Unless otherwise indicated, each individual has sole voting and investment power (or shares such powers with their spouse) with respect to the shares of common stock set forth in the table below:


NAME OF BENEFICIAL OWNER
------------------------

DIRECTORS AND NOMINEES FOR DIRECTORS
(INCLUDING THOSE WHO ARE ALSO EXECUTIVE                        NUMBER OF SHARES                PERCENTAGE OF
OFFICERS):                                                    BENEFICIALLY OWNED            OUTSTANDING SHARES
                                                              ------------------            ------------------
        William A. Schwartz, Jr .................                  288,925(1)                       3.6%
        Dennis J. Shaughnessy ...................                1,953,791(2)                      25.1%
        J. Roger Sullivan, Jr ...................                1,953,791(2)                      25.1%
        Richard K. McDonald .....................                  739,482(3)                       9.5%
        Peter M. Troup ..........................                   30,450(4)                       *
        G. Kenneth Macrae .......................                    2,471(5)                       *
EXECUTIVE OFFICERS:
        Gayle E. Schmidt ........................                   77,090(6)                       *
        George E. McHenry, Jr ...................                   76,050(7)                       *
        George T. Gorman ........................                   64,415(8)                       *
        Kathy G. Cullen .........................                   38,105(9)                       *
        All Directors and Executive Officers as a
        Group (10) persons ......................                3,248,188(10)                     39.4%
OTHER:
        Grotech Partners IV, L.P. ...............                1,583,951(11)                     20.3%
        Stolberg Partners, L.P. .................                1,525,159(12)                     19.6%
        Goldman Sachs Asset Management ..........                  980,100(13)                     12.6%
        Constitution Partners I, L.P. ...........                  487,228(14)                      6.3%

--------------------------
* Indicates less than 1%.

(1) Includes 228,735 shares issuable upon the exercise of options exercisable at or within 60 days. Mr. Schwartz is married to Ms. Gayle
         E. Schmidt and, accordingly, may be deemed to beneficially own the shares held by Ms. Schmidt.

(2) The shares of stock listed in Mr. Shaughnessy's and Mr. Sullivan's name are owned by Grotech Partners IV, L.P., Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P., each a limited partnership in which Mr. Shaughnessy and Mr. Sullivan serve as directors or officers of the respective general partners. Grotech Capital Group, Inc., the general partner of Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P., is the holder of 840 of these shares. Grotech Capital Group IV, LLC, the general partner of Grotech Partners IV, L.P., is the holder of 3,616 of these shares. Messrs. Shaughnessy and Sullivan disclaim beneficial ownership of these shares for all purposes.

(3) A portion of the shares of stock held in Mr. McDonald's name are owned by M&M General Partnership and Constitution Partners I, L.P., each a limited partnership in which Mr. McDonald serves as a director or officer of the respective general partners. Mr. McDonald disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(4) Includes 22,222 shares issuable upon the exercise of options exercisable at or within 60 days.

(5) Includes 118 shares issuable upon the exercise of options exercisable at or within 60 days.

(6) Includes 76,050 shares issuable upon the exercise of options exercisable at or within 60 days. Ms. Schmidt is married to Mr. William
         A. Schwartz, Jr. and, accordingly, may be deemed to beneficially own the shares held by Mr. Schwartz.

(7) All 76,050 shares are issuable upon the exercise of options exercisable at or within 60 days.

(8) All 64,415 shares are issuable upon the exercise of options exercisable at or within 60 days.

(9) All 38,105 shares are issuable upon the exercise of options exercisable at or within 60 days.

(10) Includes 505,695 shares issuable upon the exercise of options exercisable at or within 60 days.

(11) The business address of Grotech Partners IV, L.P. is 9690 Deereco Road, Timonium, MD 21093.

(12) The business address of Stolberg Partners, L.P. is 767 Third Avenue, New York, NY 10017.

(13) The business address of Goldman Sachs & Co. is 85 Broad Street, New York, New York 10004.

(14) The business address of Constitution Partners I, L.P. is 600 Grant Street, 57th Floor, USX Tower, Pittsburgh, PA 15219.

                            MANAGEMENT OF THE COMPANY

        The board of directors elects executive officers annually at its first meeting following the annual meeting of stockholders. The following table sets forth, as of May 1, 2000, the names of the executive officers of the company and their respective positions with the company.

NAME                                     AGE              POSITION
----                                     ---              --------
William A. Schwartz, Jr................   58              President, Chief Executive Officer and Chairman of the
                                                          Board
George T. Gorman.......................   48              President-Retail
Gayle E. Schmidt.......................   47              Executive Vice President and Chief Operating Officer
George E. McHenry, Jr..................   47              Senior Vice President-Finance, Chief Administrative
                                                          Officer and Secretary
Kathy G. Cullen........................   35              Senior Vice President and Chief Financial Officer

         WILLIAM A. SCHWARTZ, JR., has served as the President, Chief Executive Officer and Chairman of the Board of the company and its predecessors since 1967. Mr. Schwartz has been involved in the optical retail industry for more than 30 years. He is a member of the Executive Committee. Mr. Schwartz also serves on the board of directors of Motherswork, Inc. and Commerce Bancorp, Inc. Mr. Schwartz is married to Ms. Schmidt.

         GEORGE T. GORMAN has served as the President-Retail of the company since February 1998. From September 1996 to January 1998, he served as the Executive Vice President, Retail of the company. From 1974 until joining the company, Mr. Gorman was a senior retail officer with Strawbridge & Clothier, a full line department store.

         GAYLE E. SCHMIDT has served as the Executive Vice President and Chief Operating Officer of the company since April 2000. From 1990 to March 2000, Ms. Schmidt served as the company's Executive Vice President-Manufacturing. From 1970 to 1990, she served in various managerial capacities of the company.
Ms. Schmidt is married to Mr. Schwartz.

         GEORGE E. MCHENRY, JR. has served as the Senior Vice President-Finance, Chief Administrative Officer and Secretary of the company since February 1998. From 1987 to January 1998, he served as the company's Chief Financial Officer, Treasurer and Secretary. Prior to joining the company, Mr. McHenry was employed as an accountant by the firms of Touche Ross & Co. (now Deloitte & Touche) and Main Hurdman (now KPMG Peat Marwick) from 1974 to 1987.

         KATHY G. CULLEN has served as the Chief Financial Officer of the company since February 1998. From 1992 to January 1998, she served as Vice President, Finance and Chief Accounting Officer of the company. Prior to joining the company, Ms. Cullen was employed as an accountant by Coopers & Lybrand.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

         The board of directors has a standing executive committee, audit committee, compensation committee and stock option committee. The principal responsibilities and membership of each committee are described in the following paragraphs.

         EXECUTIVE COMMITTEE. The executive committee has the authority to exercise substantially all of the powers of the board in the management and business affairs of our company, except it does not have the authority to declare dividends, authorize the issuance of shares of our common stock, modify our company's certificate of incorporation or bylaws, adopt any agreement of merger or consolidation or recommend to the stockholders the sale, lease or exchange of all or substantially all of our company's assets or the dissolution of our company. Regularly scheduled meetings of the board are held periodically each year and special meetings are held from time to time. As a consequence, the occasions on which this committee is required to take action are limited. The members of this committee are Messrs. Macrae, McDonald and Schwartz.
The committee did not meet during fiscal 1999.

         AUDIT COMMITTEE. The audit committee is responsible for reviewing our company's accounting and financial practices and policies and the scope and results of the annual audit of our company. The audit committee is also responsible for recommending the selection of our independent public accountants. This committee is presently comprised of Messrs. McDonald and Sullivan. The committee met separately from the board on two occasions during fiscal 1999.

         COMPENSATION COMMITTEE. The compensation committee reviews the compensation of executive officers, except members of the committee, and makes recommendations to the board regarding executive compensation. This committee is presently comprised of Messrs. Shaughnessy, Macrae and McDonald. The committee did not meet separately from the board during fiscal 1999.

         STOCK OPTION COMMITTEE. The stock option committee administers the company's existing stock option plan. This committee is presently comprised of Messrs. Shaughnessy and Macrae. The committee did not meet separately from the board during fiscal 1999.

COMPENSATION OF THE COMPANY'S DIRECTORS

         Our current policy is to pay each director who is not also an officer or employee of the company, an annual fee of $15,000 for preparing for and attending meetings of directors and committees. While directors do not receive additional compensation for attending meetings, we pay ordinary and necessary out-of-pocket expenses for directors to attend board and committee meetings. Directors who are officers or employees of the company receive no fees for service on the board or committees thereof.

         Subject to receiving the approval of our stockholders at this annual meeting, the board has adopted a new Director Compensation Plan for 2000 pursuant to which we will make a grant of a warrant to each director who is not an employee of the company to purchase 13,000 shares of our common stock at an exercise price of $2.56, the closing price of our common stock on the Nasdaq National Market on April 19, 2000. The warrants will expire five years from the date of grant. The warrants will replace the $15,000 annual fee described above. We will continue to pay ordinary and necessary out-of-pocket expenses for directors to attend board and committee meetings.

         In addition, each current director who is not an employee of the company has agreed to accept a warrant to purchase 6,500 shares of our common stock at the same exercise price of $2.56, in lieu of receiving a cash payment of $7,500 for serving as a director during the second half of the director's current one-year term, which expires at this annual meeting. These warrants will also be issued under the terms of the 2000 Director Compensation Plan. See "Proposal 2. Approval of the 2000 Director Compensation Plan."

         We also have granted options to acquire stock to Peter Troup, a director who is not employed, affiliated with or a 5% stockholder of the company, at the time he first became a member of the board. In fiscal 1997, Mr. Troup received options to acquire 22,222 shares of stock.

         The board met on four occasions during fiscal 1999. Each director attended 100% of (a) the total number of meetings of the board held during the period in which he was a director and (b) the total number of meetings held by all committees on which he served.

REPORT OF COMPENSATION COMMITTEE ON ANNUAL EXECUTIVE COMPENSATION

         The compensation committee met informally several times during the year and met during three of the regular meetings of the board. The policy of the compensation committee is to provide our executive officers with fair compensation based on their responsibilities and on the performance of our company as a whole.

         The compensation committee believes generally that performance goals enhance teamwork and help focus management's attention on the performance of the company rather than the performance of particular areas in the company. Additionally, particular areas may in the future need separate performance goals, but the compensation committee does not believe that is currently required.

          The compensation committee sets target earnings levels for our company and provides a bonus target to each executive officer, including the chief executive officer. The bonus target is a percentage of each executive's base salary. The compensation committee then sets target levels pursuant to which an executive who is employed at the time of the bonus award can receive all or a portion of the designated bonus target based on our company's earnings performance. If the earnings target is not met, an executive may receive some portion of the bonus based on the percentage of the earnings target achieved. If the earnings target is exceeded, an executive may receive an amount in excess of the executive's bonus target. The earnings target is set by the compensation committee prior to or during the first quarter of each fiscal year and is believed by the compensation committee to be aggressive, but achievable. The compensation committee believes our company's earnings and bonus targets are confidential and disclosure of those targets would adversely affect the company.

         The compensation committee believes its executive compensation policies serve the interests of stockholders and our company effectively. We believe our executive officers are motivated by our compensation policies to contribute to our overall future success, thereby enhancing the value of our company for the stockholders' benefit.

                                                  THE COMPENSATION COMMITTEE


                                                  Dennis J. Shaughnessy
                                                  G. Kenneth Macrae
                                                  Richard K. McDonald

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth summary information as to compensation received by our Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers as of January 31, 2000 (collectively, the "named executive officers"), for services rendered to our company in all capacities during the three fiscal years ended January 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-Term
                                                    Annual Compensation        Compensation
                                                    -------------------        ------------

                                                                                Securities
                                                                                Underlying       All Other
                                                    Salary         Bonus          Options       Compensation
  Name and Principal Positions          Year          ($)           ($)             (#)             ($)(A)
  ----------------------------          ----     ------------      -----           -----           -------
William A. Schwartz, Jr ........        1999        275,000           --             --             --
  President and                         1998        222,000         50,000           --             --
  Chief Executive Officer               1997        222,000           --             --             --

George T. Gorman ...............        1999        176,000           --             --            1,297
  President-Retail                      1998        161,300         25,000         65,000          1,068
                                        1997        161,300           --             --            1,134

Gayle E. Schmidt ...............        1999        176,000           --             --             --
  Executive Vice President and          1998        161,200         25,000           --             --
  Chief Operating Officer               1997        161,200           --             --             --

George E. McHenry, Jr ..........        1999        163,900           --             --              860
  Senior Vice President-Finance,        1998        152,200         25,000           --              725
  Chief Administrative Officer          1997        152,200           --             --              955
  and Secretary

Kathy G. Cullen ................        1999        130,000           --             --              948
  Senior Vice President                 1998        116,200         20,000         45,000            461
  and Chief Financial Officer           1997         87,600           --             --              430

--------------------
(A) Includes the value of the company's contributions to the company-sponsored 401(k) retirement savings plan that is available to substantially all of the company's employees and the amount paid by the company for group term life insurance coverage under health and welfare plans available to all company employees.

AGGREGATE OPTION EXERCISES IN FISCAL 1999 BY EXECUTIVE OFFICERS

         The following table provides information regarding the aggregate exercises of options by each of the named executive officers. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of January 31, 2000, and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of our common stock. We did not grant any new stock options to any of the named executive officers in fiscal 1999.


           AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND YEAR-END
                                 OPTION VALUES

                                                                   Value of Unexercised
                                       Number of                       in-the-Money
                                 Securities Underlying                  Options at
                                  Unexercised Options                January 31, 2000
                                at January 31, 2000(#)                    (A)($)
                              -------------------------          -------------------------
           Name               Exercisable Unexercisable          Exercisable Unexercisable
           ----               ----------- -------------          ----------- -------------
William A. Schwartz, Jr.         228,735            --                --               --
George T. Gorman                  48,165          32,500              --              --
Gayle E. Schmidt                  76,050            --                --              --
George E. McHenry, Jr.            76,050            --                --              --
Kathy G. Cullen                   26,855          22,500              --              --

-------------------------------------
(A) Options are in-the-money if the market value of the shares covered by the option is greater than the option exercise price. The value of unexercised in-the-money options at fiscal year-end assumes a fair market value for our company's common stock of $2.84, the closing market price per share of our common stock as reported on Nasdaq on January 31, 2000. The exercise price of all unexercised options is more than $2.84.

EMPLOYMENT AGREEMENTS

         We entered into an employment agreement in 1998 with William A. Schwartz, Jr., President and Chief Executive Officer. The employment agreement provides for a guaranteed base salary and the right to be considered for such bonus programs as are adopted by the board. The initial term of Mr. Schwartz's employment agreement is for three years and is automatically renewed annually if not terminated by either party. Under the terms of Mr. Schwartz's agreement, he is entitled to salary continuation for the balance of the term of his employment agreement, but not less than one year, if his employment is terminated by us other than for cause or if he resigns for good reason under the terms of the agreement. The severance payable to Mr. Schwartz will depend on his monthly salary at that time. His current monthly salary is $22,917.

         We also entered into salary continuation agreements in 1998 with George
T. Gorman, President- Retail, Gayle E. Schmidt, Executive Vice President and Chief Operating Officer, George E. McHenry, Jr., Senior Vice President-Finance, Chief Administrative Officer and Secretary, and Kathy G. Cullen, Senior Vice President and Chief Financial Officer. Under the terms of each of these agreements, the executive is entitled to salary continuation for one year if the executive's employment is terminated by us other than for cause, or if the executive resigns with good reason under the terms of the agreement. The severance due to each executive depends on the executive's monthly salary at that time. The current monthly salary for each executive is as follows: Mr. Gorman -- $14,667; Ms. Schmidt -- $14,667; Mr. McHenry -- $13,658 and Ms. Cullen -- $10,833. Each executive has also agreed not to compete with the company for a period of six months following the termination of the executive's employment with the company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since 1990, we have leased a retail store, office and administrative space located in a 7,000 square foot building in Philadelphia, Pennsylvania, from a limited partnership in which William A. Schwartz, Jr., Gayle E. Schmidt and George E. McHenry, Jr., each of whom is an executive officer of the company and a 10% limited partner of the partnership. Mr. Schwartz is also the general partner of the partnership. We made payments to the partnership of $136,600 in each of fiscal 1997, 1998 and 1999. Management believes that the lease terms are comparable to those that could have been obtained pursuant to an arm's length transaction with unaffiliated parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors, executive officers and 10% owners of common stock of the company to file reports of beneficial ownership of our common stock and changes in such beneficial ownership with the SEC. Directors, executive officers and 10% owners are also required by rules promulgated by the SEC to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms filed pursuant to Section 16(a) furnished to the company, or written representation that no year-end Form 5 filings were required for transactions occurring during fiscal 1999, we believe our directors, officers and 10% owners of common stock complied with the Section 16(a) filing requirements applicable to them during fiscal 1999, except for Mr. Troup who did not timely file a Form 5 by February 15, 2000, reporting his acquisition of 2,000 shares of our common stock in December 1999.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING


                        PROPOSAL 1. ELECTION OF DIRECTORS

         Unless contrary instructions are set forth in the proxy, it is intended that the persons named in the proxy will vote all shares of stock represented by the proxy for the election of the six director nominees listed below. The directors elected at the annual meeting will each serve for a term expiring on the date of the annual meeting in 2001. Directors are elected annually and hold office until their successors have been elected and qualified or their early resignation or removal.

         The board proposes the election of the following six nominees for the election as directors at the 2000 annual meeting, all of whom are currently directors of the company. Listed below is information about each nominee, including biographical data for at least the last five years. Should any nominee become unavailable for election, the board of directors may designate another nominee, in which case the persons acting under duly executed proxies will vote for the election of the replacement nominee, although management is not aware of any circumstances likely to render any nominee unavailable for election.

         WILLIAM A. SCHWARTZ, JR., 58, has served as the President, Chief Executive Officer and Chairman of the Board of the company and its predecessors since 1967. Mr. Schwartz has been involved in the optical retail industry for more than 30 years. He is a member of the Executive Committee. Mr. Schwartz also serves on the board of directors of Motherswork, Inc. and Commerce Bancorp, Inc.

         DENNIS J. SHAUGHNESSY, 53, has been a Director of the company since 1994. He is a member of the Compensation Committee and Stock Option Committee. Since September 1989, Mr. Shaughnessy has served as the Managing Director, Treasurer and Director of Grotech Capital Group, Inc., the general partner of Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P.; and Managing Director, Treasurer and Director of Grotech Capital Group IV, Inc., the general partner of Grotech Partners IV, L.P. He served as the President and Chief Executive Officer of CRI International, Inc. from 1985 to September 1989. Mr. Shaughnessy currently serves on the Board of Tesseco Technologies, Inc., Polk Audio, Inc. and FTI Consulting, Inc.

         J. ROGER SULLIVAN, JR., 57, has been a Director of the company since 1994. He is a member of the Audit Committee. Since March 1994, Mr. Sullivan has served as a vice president of Grotech Capital Group, Inc., the general partner of Grotech Partners III, L.P. and Grotech Capital Group IV, Inc., the general partner of Grotech Partners IV, L.P. From 1993 to March 1994, he was self employed as a consultant. From 1979 to 1992 he served as a Senior Vice President of First National Bank of Maryland.

         RICHARD K. MCDONALD, 53, has been a Director of the company since 1994. He is a member of the company's Executive Committee, Audit Committee and Compensation Committee. Since 1988, Mr. McDonald has served as the President and Director of Constitutional Capital Corporation, a general partner of M&M General Partnership and a general partner of RKM Investment Company, the general partner of Constitution Partners I, L.P. From 1990 to 1993, he served as a Senior Vice President of Westinghouse Credit Corporation.

         G. KENNETH MACRAE, 71, has been a Director of the company since 1990. He is a member of the Executive Committee, Compensation Committee and Stock Option Committee. Mr. Macrae is a consultant to Keystone Venture Capital Management Co., a venture capital firm in Philadelphia, Pennsylvania. Prior to serving as a consultant, Mr. Macrae was from 1983 to 1997 the President of Keystone Venture Capital Management Co. and the President and Director of KVM IV MCGP, Inc., the general partner of Keystone Venture IV Management Company, L.P. and Keystone IV, L.P.

         PETER M. TROUP, 56, has been a Director of the company since 1997. Since 1996, Mr. Troup has served as a management consultant to the retail industry. From 1994 to 1995 he served as the vice president of international marketing of E&J Gallo Winery. From 1991 to 1994, Mr. Troup was the general manager of Procter & Gamble's cosmetics and fragrances operations in the United Kingdom.

VOTE REQUIRED AND BOARD RECOMMENDATION

         A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED TO ELECT EACH NOMINEE AS A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF EACH NOMINEE AS A DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

           PROPOSAL 2. APPROVAL OF THE 2000 DIRECTOR COMPENSATION PLAN

         Our current policy is to pay each director who is not an officer or employee of the company an annual fee of $15,000. While directors do not receive additional compensation for attending meetings, the company will pay ordinary and necessary out-of-pocket expenses for directors to attend board and committee meetings.

         Subject to stockholder approval, the board has adopted a new Director Compensation Plan for 2000. A copy of the proposed 2000 Director Compensation Plan is attached to this proxy as Annex A.

         The purpose of the Director Compensation Plan is to encourage the ownership of our common stock by directors upon whose judgment and ability we depend for our long term growth and development and to provide an effective and economic manner of compensating our directors. The Director Compensation Plan is intended to promote a close identity of interest among the company, the directors and the stockholders, and to provide a further means to attract and retain outstanding board members.

SUMMARY OF THE PLAN

         Under the terms of the 2000 Director Compensation Plan, each director who is not, and has not been during the immediately preceding 12-month period, an employee of the company or any of our subsidiaries is eligible to participate in the plan. Of the six director nominees named in this proxy statement, all are eligible to receive warrants under the 2000 Director Compensation Plan except for Mr. Schwartz, our President, Chief Executive Officer and Chairman of the Board. An aggregate of 100,000 shares of our common stock have been reserved for issuance under the 2000 Director Compensation Plan.

         In consideration for serving as a member of our board during the one year term commencing on the date of the company's annual meeting of stockholders in 2000 and expiring on the date of the company's annual meeting of stockholders in 2001, each eligible director will receive a warrant to purchase 13,000 shares of our common stock at an exercise price of $2.56. In addition, each eligible director will receive warrants under the 2000 Director Compensation Plan to purchase 6,500 shares of our common stock at the same exercise price of $2.56, in lieu of a cash payment of $7,500 that otherwise would have been payable to each eligible director for serving on the board during the second half of the director's current one year term, which expires at the company's annual meeting of stockholders in 2000. The closing price of our common stock on May 12, 2000, was $2.19.

         Warrants granted under the 2000 Director Compensation Plan will become fully exercisable on the date granted and will remain exercisable until the fifth anniversary date of the warrants. Warrants may be exercised only while the warrantholder is a director of the company, within 180 days after the date the warrantholder is terminated or ceases to serve as a director, or within 180 days after the death of the warrantholder. During the warrantholder's lifetime, a warrant is exercisable only by the warrantholder. Warrants are not transferable except upon the death of the warrantholder, or as the board of directors may otherwise permit.

         At the date of exercise, the warrantholder may pay the full warrant price in cash, in shares of common stock previously acquired by the warrantholder valued at fair market value, or through a cashless exercise using a portion of the warrant shares based on the value of the warrant as of the date exercised. The use of previously acquired shares to pay the warrant price or by a cashless exercise of the warrant enables the warrantholder to avoid the need to fund the entire purchase price with cash. Upon exercise of a warrant, the number of shares subject to the warrant and the number of shares available under the Directors Compensation Plan for future warrants are reduced by the number of shares with respect to which the warrant has been exercised.

         The 2000 Director Compensation Plan will become effective on the date at which it is approved by our stockholders and will remain in effect until warrants have been granted and exercised with respect to all shares available for the plan. However, no warrant can be granted under the 2000 Director Compensation Plan more than ten years after the plan has been approved by our stockholders. The Executive Committee of the board has the power to amend, modify or terminate the 2000 Director Compensation Plan at any time, except to the extent stockholder approval of an amendment may be required if deemed to be necessary and advisable under the securities, tax or other applicable laws or regulations.

FEDERAL INCOME TAX CONSEQUENCES

         A warrantholder generally will not recognize any taxable income at the time the warrant is granted. However, upon the exercise of the warrant, the warrantholder will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the warrantholder will be subject to income and other withholding taxes.

         The warrantholder's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a warrant will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such warrant. Upon disposition of any shares acquired pursuant to the exercise of a warrant, the difference between the sale price and the warrantholder's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

         In general, there will be no federal income tax deduction allowed to the company upon the grant or termination of a warrant or a sale or disposition of the shares acquired upon the exercise of a warrant. However, upon the exercise of a warrant, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that a warrantholder is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the applicable provisions of the internal revenue code.


VOTE REQUIRED AND BOARD RECOMMENDATION

         THE ADOPTION OF THE 2000 DIRECTOR COMPENSATION PLAN MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2000 DIRECTOR COMPENSATION PLAN.

  PROPOSAL 3: APPROVAL OF AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK OPTION PLAN

         The board of directors proposes that the company's Employee Stock Option Plan be amended to increase the aggregate number of shares subject to issuance under the Employee Stock Option Plan by 700,000 shares from 1,300,000 shares to 2,000,000 shares (the "Amendment"). As of May 1, 2000, the company had granted an aggregate of 880,615 incentive stock options to purchase shares of common stock issuable under the Employee Stock Option Plan. None of the options have been exercised. The closing price per share of the common stock on the Nasdaq National Market was $2.19 on May 12, 2000.

THE STOCK OPTION PLAN

         Subject to stockholder approval, the board of directors has adopted the Amendment. A copy of the proposed amendment is attached to this proxy as Annex
B. The purpose of the Employee Stock Option Plan is to strengthen our ability to attract and retain well-qualified executive and managerial personnel, to furnish additional incentive to those persons responsible for the successful management of the Company, and thereby to enhance stockholder value.

         The Employee Stock Option Plan requires that the exercise price for each incentive stock option must not be less than the fair market value per share of our common stock at the time the option is granted. No incentive stock option, however, may be granted to an employee who owns more than 10% of the total combined voting power of all classes of our outstanding stock unless the option price is at least 110% of the fair market value of the common stock at the date of grant and the option period is not more than five years from the date of grant. No employee may be granted incentive stock options that first become exercisable during a calendar year to purchase common stock, or stock of any affiliate (or a predecessor of the company or an affiliate), with an aggregate fair market value (determined as of the date of grant of each option) in excess of $100,000. An incentive stock option counts against the annual limitation only in the year it first becomes exercisable. Incentive stock options may be granted only to employees of the company.

         The option period may not be more than ten years from the date the option is granted. Options may be exercised in annual installments as specified by the company's Stock Option Committee. All installments that become exercisable are cumulative and may be exercised at any time after they become exercisable until the option expires. Options are not assignable or transferable other than by will or the laws of descent and distribution.

         Full payment for shares purchased upon exercise of an option must be made at the time of exercise. No shares may be issued until full payment is made. The Employee Stock Option Plan provides that an option agreement may permit an optionee to tender previously owned shares of common stock in partial or full payment for shares to be purchased on exercising an option. Unless sooner terminated by action of the Board of Directors, the Stock Option Plan will terminate in February 2006.

         The board of directors has retained the right to amend or terminate the Employee Stock Option Plan as it deems advisable. However, no amendment shall be made to increase the number of shares of stock which may be optioned under the Employee Stock Option Plan, change the class of executive officers and other key employees eligible under the Employee Stock Option Plan or reduce the price at which options may be exercised to an amount less than the fair market value per share at the time the options are granted. In addition, no amendments to, or termination of, the Employee Stock Option Plan shall impair the rights of any individual under options previously granted without such individual's consent.

FEDERAL INCOME TAX CONSEQUENCES

         No tax obligation will arise for the optionee or the company upon the granting of incentive stock options under the Employee Stock Option Plan. Upon the exercise of an incentive stock option, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the shares of stock. If the optionee does not dispose of the option shares within two years from the date the option was granted and within one year after the exercise of the option, and the option is exercised no later than three months after the termination of the optionee's employment, the gain on the sale will be treated as long term capital gain. Subject to the limitations in the Employee Stock Option Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed by the company. The company is not entitled to any tax deduction, except that if the stock is not held for the full term of the holding period outlined above, the gain on the sale of such stock, being the lesser of (i) the fair market value of the stock on the date of exercise minus the option price, and (ii) the amount realized on disposition minus the option price, will be taxed to the optionee as ordinary income and the company will be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of shares prior to the expiration of the full term of the holding period outlined above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the company. The "spread" upon exercise of an incentive stock option constitutes a tax preference item within the computation of the "alternative minimum tax" under the Internal Revenue Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable to the optionee's individual circumstances.

GRANT OF OPTIONS

         Pursuant to the terms of the Employee Stock Option Plan, as proposed to be amended by the Amendment, incentive options may be granted to eligible individuals for the purchase of an aggregate of up to 2,000,000 shares of common stock, of which options to acquire approximately 880,615 shares have already been granted to 20 individuals, which include our executive officers and employees. Subject to stockholder approval of the amendment, of the 1,119,385 shares available for grant, which includes the 700,000 options covered by the proposed amendment, the following options have been conditionally granted:


William A. Schwartz, Jr,
         President and Chief Executive Officer .....................            228,735
George T. Gorman
         President-Retail ..........................................             80,865
Gayle E. Schmidt
         Executive Vice President and Chief Operating Officer ......             76,050
George E. McHenry, Jr ..............................................
         Senior Vice President-Finance, Chief Administrative Officer
         and Secretary .............................................             76,050
Kathy G. Cullen
         Senior Vice President and Chief Financial Officer .........             49,355
All Executive Officers as a Group ..................................            511,055
All Employees as a Group, other than Executive Officers ............            369,560

If the amendment is approved, the remaining 238,770 options will be available for future grants.

VOTE REQUIRED AND BOARD RECOMMENDATION

         THE ADOPTION OF THE AMENDMENT MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE AMENDMENT.

          PROPOSAL 4. RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

         The board of directors has approved and recommends the appointment of Ernst & Young LLP, certified public accountants, to serve as independent auditor for our company for the fiscal year ending January 31, 2001. Approval of the appointment of the accountants is being sought in order to give stockholders the opportunity to express their opinion on the matter. Approval will require the affirmative vote of the holders of a majority of the shares of common stock which are represented and entitled to vote at the meeting. Should approval not be obtained, the board of directors would expect to reconsider the appointment.

         Members of Ernst & Young LLP are expected to attend the annual meeting and, if present, will be available to answer appropriate questions which may be asked by stockholders. Those members will also have an opportunity to make a statement at the annual meeting if they desire to do so.

VOTE REQUIRED AND BOARD RECOMMENDATION

         THE APPOINTMENT OF ERNST & YOUNG LLP MUST BE RATIFIED BY A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF ERNST & YOUNG LLP, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the company's common stock with the Nasdaq Composite Index, a broad market index, and an index of peer companies selected by the company (the "Peer Group Index") since December 2, 1997 (which is when the company's stock first traded publicly on the Nasdaq National Market. The graph assumes the value of the investment in the shares of our common stock and in each index was $100 on December 2, 1997, and that all dividends were reinvested.

         The Peer Group Index shown on the performance graph (which is weighted on the basis of market capitalization) consists of the company and the following companies which are engaged primarily in the retail optical business: Cole National Corporation, Luxottica, Vista Eyecare, Inc. and Emerging Vision, Inc.



                          TOTAL RETURN TO STOCKHOLDERS
                      (Assumes $100 investment on 12/2/97)
                                  [LINE GRAPH]

TOTAL RETURN ANALYSIS
                              12/02/1997               01/30/1998               01/29/1999          01/31/2000
                              ----------               ----------               ----------          ----------
U.S. Vision Inc.              $   100.00               $   106.94               $    79.17          $    31.60
Peer Group                    $   100.00               $   112.42               $    88.43          $   131.41
Nasdaq Composite              $   100.00               $   100.89               $   156.72          $   247.15
Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from Bloomberg Financial Markets.

         The stock price performance depicted in the graph above is not necessarily indicative of future price performance. The graph will not be deemed to be incorporated by reference in any filing by the company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates same by reference.

                              COSTS OF SOLICITATION

         The cost of soliciting proxies, which also includes the preparation, printing, and mailing of this proxy statement, will be borne by the company. Solicitation will be made by us primarily through the mail, but certain of our employees, who will receive no compensation for their services other than their regular remuneration, may also solicit proxies by telephone, telecopy, or personal interview. We will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in the names of such brokers and nominees and other "street names" and will reimburse them for any expenses incurred in connection therewith. Our transfer agent, Registrar and Transfer Company, will assist us in the solicitation of proxies from brokers and nominees. The fees for the services of our transfer agent are included in the monthly fees we pay our agent. We will, however, reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services.

                                  OTHER MATTERS

         As of the date of this proxy statement, we know of no other business that will be presented for consideration at the annual meeting. However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (a) matters that our board of directors does not know, a reasonable time before proxy solicitation, are to be presented for approval at the meeting; (b) approval of the minutes of a prior meeting of stockholders, if such approval does not constitute ratification of the action at the meeting; (c) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (d) any proposal omitted from this proxy statement and the form of proxy pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended; and (e) matters incidental to the conduct of the meeting. If any such matters come before the meeting, then the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

         EACH PERSON FROM WHOM A PROXY IS SOLICITED CAN OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 31, 2000, AS FILED WITH THE SEC BY SENDING A WRITTEN REQUEST TO US, ATTENTION: INVESTOR RELATIONS, 1 HARMON DRIVE, GLENDORA, NEW JERSEY 08029, AND A COPY WILL BE SENT TO YOU AT NO CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the company's annual meeting of stockholders in 2001, must be submitted to the company no later than January 8, 2001, to be included in the company's proxy materials for 2001.

         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2000 ANNUAL MEETING, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                        By Order of the Board of Directors,

                                        /s/ George E. McHenry, Jr.

Glendora, New Jersey                    George E. McHenry, Jr.
May 19, 2000                            Senior Vice President-Finance, Chief
                                        Administrative Officer and Secretary

                                                                         ANNEX A

                                U.S. VISION, INC.
                         2000 DIRECTOR COMPENSATION PLAN


         1. PURPOSE. The purpose of the Director Compensation Plan (the "Plan") of U.S. Vision, Inc., a Delaware corporation ("U.S. Vision" or the "Company"), is to (a) provide an incentive to eligible directors of the Company to concentrate their efforts in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by directors in order to promote an identity of interests with U.S. Vision stockholders; and (c) provide a means of attracting and retaining qualified directors.

         2. ELIGIBILITY. Any member of the U.S. Vision board of directors who is not, and has not been during the immediately preceding 12-month period, an employee of the Company or any of its subsidiaries is eligible to participate in the Plan (each an "Eligible Director").

         3. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date the Plan is approved by the Company's stockholders and shall remain in effect until warrants have been granted and exercised with respect to all shares available under the Plan. However, no warrant can be granted under the Plan more than ten years after the Plan has been approved by the Company's stockholders. The board of directors may terminate the Plan at any time, except with respect to warrants already outstanding.

         4. STOCK WARRANTS SUBJECT TO THE PLAN. Warrants may be granted to Eligible Directors under the Plan for the purchase of an aggregate of up to 100,000 shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), subject to adjustment as provided in Section 8 hereof. Shares issued upon the exercise of outstanding warrants may be, in whole or in part, authorized but unissued shares, whether now or hereafter authorized, or issued shares that have been reacquired by U.S. Vision.

         5. GRANTS. Subject to receiving the approval of the Company's stockholders pursuant to Section 12 hereof, each Eligible Director will receive a warrant to purchase 13,000 shares of the Company's Common Stock in consideration for serving as a member of our board during the one year term commencing on the date of the Company's annual meeting of stockholders in 2000 and expiring on the date of the company's annual meeting of stockholders in 2001. In addition, each eligible Director will also receive warrants under the Plan to purchase 6,500 shares of our common stock in lieu of a cash payment of $7,500 that otherwise would have been payable to each eligible director for serving on the board during the second half of the director's current one year term, which expires at the Company's annual meeting of stockholders in 2000. The exercise price of the warrants will be set at the closing price of the Company's Common Stock as reported on the Nasdaq National Market as of a date selected by the Stock Option Committee of the board of directors (the "Committee") within ninety (90) days before the Company's annual meeting of stockholders.

         6. PLAN ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full and final authority to interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other actions necessary and advisable for the administration of the Plan. Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. The Plan shall be interpreted in view of the intention to qualify as an exempt transaction under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

         7. WARRANTS. Warrants granted under the Plan will become fully exercisable on the date granted and may only be exercised while the Eligible Director is a director of the Company, within 180 days after the date the warrantholder ceases to serve as a director, or within 180 days after the death of the warrantholder. All unexercised warrants will expire on the fifth anniversary of the date granted. Warrants are not transferrable except by will or the laws of descent and distribution upon the death of the warrantholder, or as the Committee may otherwise permit. At the date of exercise, the warrantholder may pay the full exercise price in cash, in shares of our common stock previously acquired by the warrantholder at fair market value, or through a cashless exercise using a portion of the warrant shares based on the value of the warrant as of the exercise date.

         8. CAPITAL ADJUSTMENTS. If at any time while the Plan is in effect, or warrants are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (a) the declaration or payment of a stock dividend, (b) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (c) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

                  (a) an appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

                  (b) appropriate adjustments shall be made in the number of shares of Common Stock and the exercise price of any warrant then subject to purchase pursuant to each such warrant previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate exercise price.

         Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of shares of Common Stock then subject to outstanding warrants granted under the Plan. Upon the occurrence of each event requiring an adjustment with respect to any warrant, the Company shall mail to each affected Eligible Director its computation of such adjustment which shall be conclusive and shall be binding upon each such Eligible Director.

         9. NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan nor any action taken pursuant to the Plan shall constitute evidence of any agreement or understanding, express or implied, that U.S. Vision will retain an Eligible Director as a member of the board of directors for any period of time or at any particular rate of compensation.

         10. AMENDMENT, MODIFICATION, AND TERMINATION. The board of directors may terminate and amend or modify the Plan in any respect at any time; provided, however, that the board of directors shall condition any amendments on the approval of stockholders, if such approval is necessary or advisable with respect to securities, tax or other applicable law. No amendment, modification, or termination of the Plan shall in any manner adversely affect the rights of any Eligible Director with respect to shares of Common Stock to which the Eligible Director becomes entitled prior to such amendment, modification or termination or with respect to amounts that have been credited to a deferred compensation account.

         11. RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS. Each share of Common Stock issued under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of such shares upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of

1933 or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable hereunder, the Eligible Director shall as a condition to any delivery of Common Stock hereunder, represent, in writing if requested, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless U.S. Vision shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1993 and any applicable state securities laws. The Company shall include on certificates representing shares delivered pursuant to the Plan such legends referring to the foregoing representations or restrictions and any other applicable restrictions on resale as the Committee, in its discretion, shall deem appropriate.

         12. STOCKHOLDER APPROVAL. The Plan shall be submitted to the stockholders of the Company for their approval at the 2000 annual meeting of stockholders. If such approval is not obtained, no shares of Common Stock will be issued to Eligible Directors under the Plan.

                                                                         ANNEX B

                                    PROPOSED
                               FIRST AMENDMENT TO
                                U.S. VISION, INC.
                                STOCK OPTION PLAN


         U.S. Vision, Inc., a Delaware corporation (the "Company"), adopted a Stock Option Plan dated as of February 29, 1996 (the "Plan"), providing for shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), to be issued under the Plan pursuant to the terms and conditions stated in the Plan. Subject to stockholder approval, at a meeting held on April 19, 2000, the Board of Directors of the Company adopted resolutions amending the Plan to increase the aggregate number of shares subject to issuance under the Plan from 1,300,000 to 2,000,000. Then, at the Annual Meeting of stockholders of the Company held on June 22, 2000, the stockholders of the Company approved the amendment to the Plan.

         As a result of the approval by the Company's Board of Directors and the stockholders, the Plan is hereby amended to increase the total number of shares subject to issuance under the Plan from 1,300,000 to 2,000,000.

         IN WITNESS WHEREOF, the Company, acting by and through its officers hereunto duly authorized, has executed this instrument as of the ___ day of June, 2000.


                                   U.S. VISION, INC.



                                   By:
                                        Kathy G. Cullen, Senior Vice
                                        President and Chief Financial Officer

                                                                         ANNEX C
PROXY

                                U.S. VISION, INC.
    SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints William A. Schwartz, Jr. and George E. McHenry, Jr., and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the 2000 Annual Meeting of Stockholders of U.S. Vision, Inc. to be held on the 22nd day of June 2000 pursuant to the Notice of Annual Meeting dated May 2000, and accompanying proxy statement and at any postponement or adjournment thereof, and to vote all of the shares of U.S. Vision, Inc. that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.

When properly executed, this Proxy will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this Proxy will be voted FOR all the nominees named in proposal 1 and FOR proposals 2, 3 and 4.

1.       ELECTION OF DIRECTORS

FOR all nominees                   WITHHOLD                      NOMINEES:  William A. Schwartz, Jr., Dennis J. Shaughnessy,
listed to the right                AUTHORITY                                J. Roger Sullivan, Jr., Richard K. McDonald, G.
(except as marked                  to vote for all                          Kenneth Macrae and Peter M. Troup.
to the contrary)                   nominees listed
                                   to the right.
          [ ]                               [ ]

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
       NOMINEE, WRITE SUCH INDIVIDUAL'S NAME IN THE SPACE PROVIDED BELOW)
--------------------------------------------------------------------------------
       (Continued, and to be marked, dated and signed, on the other side)

2.       APPROVAL OF THE 2000 DIRECTOR COMPENSATION PLAN.

              FOR          AGAINST          ABSTAIN
              [ ]            [ ]              [ ]

3. APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN.

              FOR          AGAINST          ABSTAIN
              [ ]            [ ]              [ ]

4. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR OF THE COMPANY.

              FOR          AGAINST          ABSTAIN
              [ ]            [ ]              [ ]

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

              FOR          AGAINST          ABSTAIN
              [ ]            [ ]              [ ]

                                    Please sign exactly as name appears below.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:                                , 2000


                                   ---------------------------------------------
                                                     (Signature)

                                   ---------------------------------------------
                                              (Signature if held jointly)